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                                  EXHIBIT 23.2



                               CONSENT OF COUNSEL




                  I hereby consent to the reference to my firm under the caption "Legal Matters" in the Prospectus contained in this Registration Statement.

                                                    GERSEN, BAKER & WOOD LLP

                                                By: David R. Baker
                                                    ---------------------------
                                                    David R. Baker, Esq.

DATED:  November 3, 1997